Exhibit 99.1

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Financial Statements

June 30, 2013 (Unaudited)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Financial Condition

June 30, 2013 and December 31, 2012

	2013	2012
Assets
Due from DB Exchange Traded Funds	$7,088,399	$8,078,924
Investment in DB Exchange Traded Funds	12,302	14,819
Prepaid Expense	388,576	433,513
Due from affiliate	108,544,324	77,526,439

Total assets	$116,033,601	$86,053,695

Liabilities and Member’s Capital
Liabilities:
Accrued expenses	$12,817,004	$13,663,190

Total liabilities	12,817,004	13,663,190

Commitments and Contingencies (Note 8)
Member’s capital	103,216,597	72,390,505

Total liabilities and member’s capital	$116,033,601	$86,053,695

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Income and Expenses

For the Six Months ended June 30, 2013 and 2012

	2013	2012
Income:
Management fees	$45,488,920	$47,822,920
Equity in share of losses in investment in DB Exchange Traded Funds	(2,517)	(297)

Total income	45,486,403	47,822,623

Expenses:
Legal fees	458,888	590,007
Audit fees and tax services	2,779,598	3,326,947
Printing services	761,427	358,016
Administrator and trustee fees	2,147,271	2,324,552
Distribution fees	8,022,400	8,873,912
Registration Fees	261,354	—
Other	229,373	267,938

Total expenses	14,660,311	15,741,372

Net income	$30,826,092	$32,081,251

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Changes in Member’s Capital

For the Six Months Ended June 30, 2013 and 2012

	2013	2012
Member’s capital, January 1	$72,390,505	$7,876,638
Net income	30,826,092	32,081,251

Member’s capital, June 30	$103,216,597	$39,957,889

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Cash Flows

For the Six Months Ended June 30, 2013 and 2012

	2013	2012
Cash flows from operating activities:
Net income	$30,826,092	$32,081,251
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
(Increase) decrease in operating assets:
Due from DB Exchange Traded Funds	990,525	1,221,544
Due from affiliate, net	(31,017,885)	(29,822,485)
(Increase) Decrease in investment in DB Exchange Traded Funds	2,517	297
Prepaid Expense	44,937	(51,056)
Increase (decrease) in operating liabilities:
Accrued expenses	(846,186)	(3,429,551)

Net cash provided by operating activities	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	$—

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2013

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds, the “DB Exchange Traded Funds”:

•	PowerShares DB Commodity Index Tracking Fund (DBC)

•	PowerShares DB G10 Currency Harvest Fund (DBV)

•	PowerShares DB Multi Sector Commodity Trust in seven separate series, or Funds:

–	PowerShares DB Energy Fund (DBE)

–	PowerShares DB Oil Fund (DBO)

–	PowerShares DB Precious Metals Fund (DBP)

–	PowerShares DB Gold Fund (DGL)

–	PowerShares DB Silver Fund (DBS)

–	PowerShares DB Base Metals Fund (DBB)

–	PowerShares DB Agriculture Fund (DBA)

•	PowerShares DB US Dollar Index Trust in two separate series, or Funds:

–	PowerShares DB US Dollar Index Bullish Fund (UUP)

–	PowerShares DB US Dollar Index Bearish Fund (UDN)

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). In the opinion of management, all material adjustments, consisting only of normal recurring adjustments, considered necessary for a fair statement of the interim period financial statements have been made. Interim period results are not necessarily indicative of results for a full-year period. These financial statements and the notes thereto should be read in conjunction with the Fund’s financial statements included in its Annual Report for the year ended December 31, 2012 as filed with the SEC on March 21, 2013.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements (continued)

June 30, 2013

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates.

(c)	Due from DB Exchange Traded Funds

Due from the DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of June 30, 2013 or December 31, 2012.

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in the DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds and are accounted for using the equity method, which approximates fair value. The Company adjusts the carrying amount of the investments to recognize the Company’s share of earnings or losses of the investment. Distributions received from the investments reduce the carrying amount of the respective investments.

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner member is liable for income taxes, if any, on the Company’s income, loss, and other items, and there is no tax sharing arrangement between the Company and its owner member. Based on the effective tax rate of the Company’s owner member, the Company’s pro rata income tax expense would be approximately $9,300,000 and $9,600,000 for the federal tax, $2,000,000 and $2,200,000 for the New York State tax, and $2,300,000 and $2,500,000 for the New York City tax for the six months ended June 30, 2013 and 2012, respectively. As the Company is not required to separately file its own returns, the following is the major tax jurisdiction for the Company’s parent, DB U.S. Financial Markets Holding Corporation, and the earliest tax year subject to examination: United States – 2007.

(f)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Funds monthly.

(3)	Related-Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

The DBA and DBC Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.85% per annum of their net asset values.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements (continued)

June 30, 2013

The DBO, DBS, DGL, DBB, DBE, DBP, DBV, UDN, and UUP Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their net asset values.

During the Six Months Ended June 30, 2013 and 2012, the Company earned management fees of $45,488,920 and $47,822,920, respectively. As of June 30, 2013 and December 31, 2012, Due from DB Exchange Traded Funds was $7,088,399 and $8,078,924, respectively.

	Six Months Ended June 30, 2013 Management Fees	Six Months Ended June 30, 2012 Management Fees	June 30, 2013 Due from DB Exchange Traded Funds	December 31, 2012 Due from DB Exchange Traded Funds
DBA Fund	$6,949,088	$8,080,757	$1,109,635	$1,244,344
DBB Fund	1,224,957	1,334,690	199,921	201,618
DBC Fund	28,085,632	25,505,071	4,435,494	4,705,210
DBE Fund	724,372	657,603	132,940	89,353
DBO Fund	2,024,096	2,364,631	246,610	491,499
DBP Fund	1,046,012	1,492,009	152,655	234,529
DBS Fund	191,987	286,910	22,069	41,831
DGL Fund	1,143,809	1,437,687	108,907	315,004
DBV Fund	1,266,972	1,196,079	184,977	216,147
UDN Fund	309,047	342,612	43,813	61,338
UUP Fund	2,522,947	5,124,871	451,378	478,051

	$45,488,920	$47,822,920	$7,088,399	$8,078,924

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company.

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, audit and tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to note 7 for further details on service agreements.

(d)	Service Agreements

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal, human resources, and other. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements (continued)

June 30, 2013

Deutsche Bank Securities Inc., a Delaware corporation, serves as the clearing broker (the “Commodity Broker”) of the Funds. The Commodity Broker is also an indirect wholly-owned subsidiary of Deutsche Bank AG and is an affiliate of the Managing Owner. In its capacity as clearing broker, the Commodity Broker executes and clears the Fund’s futures transactions and performs certain administrative and custodial services for the Fund. As custodian of the Fund’s assets, the Commodity Broker is responsible, among other things, for providing periodic accountings of all dealings and actions taken by the Trust on behalf of the Fund during the reporting period, together with an accounting of all securities, cash or other indebtedness or obligations held by it or its nominees for or on behalf of the Fund. The fees related to these services are paid by the Funds.

(e)	Due from Affiliate

Deutsche Bank AG New York Branch provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is noninterest-bearing and there is no expiration date. As of June 30, 2013 and December 31, 2012, the Company had a net receivable from affiliate of $108,544,324 and $77,526,439, respectively.

(f)	Investment Advisory Service Agreement

The Company, in its capacity as the commodity trading advisor and on behalf of the Funds, entered into an agreement with Deutsche Bank Trust Company Americas for investment advisory services covering collateral management for the Funds. The costs of these services are assumed by the Company with no cost allocation to the Funds.

(4)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of June 30, 2013 and December 31, 2012 amount to $12,302 and $14,819, respectively. The Company’s ownership in each of the DB Exchange Traded Funds represents less than 1.0% of the Funds’ equity.

(5)	Accrued Expenses

Accrued expenses as of June 30, 2013 and December 31, 2012 consist of the following:

	2013	2012
Audit Fees & Tax Services	$6,105,338	$5,133,771
Distribution Fees	3,871,645	5,904,777
Administrator & Trustee Fees	1,790,835	1,577,646
Legal Fees	735,262	490,000
Printing Services	288,925	250,000
Other	25,000	306,996

	$12,817,004	$13,663,190

(6)	Prepaid Expenses

In the normal course of business, the Company will prepay certain administration and offering costs. Prepaid amounts are amortized to the related expense over a 12 month period. During the six months ended June 30, 2013, the Company expensed $127,485 in Registration Fees. As of June 30, 2013 and December 31, 2012, unamortized prepaid expenses were $306,027 and $433,513, respectively.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements (continued)

June 30, 2013

(7)	Service Agreements

(a)	Trust Agreement

Under the Trust Agreement of the Funds, Wilmington Trust Company (the Trustee of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds. Trustee fees are paid for the Funds by the Company.

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and has entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services. The Administrator’s monthly fees are paid for the Funds by the Company.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company in its capacity as managing owner of the Funds and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials. Distribution fees are paid for the Funds by the Company.

(d)	License Agreement

Under the License Agreement among Invesco PowerShares Capital Management LLC (the Licensor), and the Company in its own capacity, and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark (the Trademark) anywhere in the world, solely in connection with the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary. License fees are paid for the Funds by the Company.

(e)	Marketing Agreement

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc., an affiliate of the Licensor, and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus,

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements (continued)

June 30, 2013

engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc. will not open customer accounts or handle orders for the Funds. Marketing fees are paid for the Funds by the Company.

(8)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations and warranties, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

(9)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

Substantially all of the Company’s liquid assets are on deposit with Deutsche Bank AG, as noted in Note 7.

(10)	Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through October 4, 2013, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Company’s financial statements and notes to the financial statements.